                                                                   EXHIBIT 10.11

                                 AMENDMENT #1
                                      TO
          LOAN AND SECURITY AGREEMENT AND RELATED FINANCING DOCUMENTS
DATED FEBRUARY 18, 1997 BETWEEN EMERGENT FINANCIAL CORP. (HEREIN REFERRED TO AS "SECURED PARTY") AND DELSOFT CONSULTING, INC. (HEREIN REFERRED TO AS "DEBTOR")

                           DATED: APRIL _____, 1997


For and in consideration of the premises, the mutual agreements, warranties and representations herein made, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Debtor and Secured Party agree to as follows; that the Loan and Security Agreement, Shareholders Consent, Certificate of Board Resolutions and Incumbency, Disclosure Statement Regarding Interest and Other Charges, Demand Promissory Note executed February 18, 1997, and other related Transaction Documents as defined in that certain Loan and Security Agreement between Debtor and Secured Party dated February 18, 1997 are amended as follows:

1. As evidenced by the Loan and Security Agreement dated February 18, 1997 between Debtor and Secured Party, the Schedule to the Loan and Security Agreement dated February 18, 1997 as amended and restated in accordance to the amended and Restated Schedule #1 to the Loan and Security Agreement executed in conjunction with this amendment #1 dated this ____ day of April and made a part of this document as Exhibit "A".

2. As evidenced by the Demand Promissory Note dated February 18, 1997 between Secured Party and Debtor, the principal sum of the Demand Promissory Note is amend from $300,000. to $500,000.

DEBTOR ACKNOWLEDGES THAT IT HAS READ THIS AMENDMENT DATED TO THE LOAN AND SECURITY AGREEMENT ALONG WITH THE AMENDED AND RESTATED SCHEDULE TO THE LOAN AND SECURITY AGREEMENT ATTACHED AS EXHIBIT "A" HERETO AND IS AWARE OF ALL OF THE TERMS THEREOF, THAT THEY MERELY CONSTITUTE AN OFFER BY DEBTOR TO SECURED PARTY UNTIL OR UNLESS ACCEPTED BY SECURED PARTY IN WRITING AT ITS PRINCIPAL PLACE OF BUSINESS.

ACCEPTED THIS _____ DAY OF APRIL, 1997

ATTEST:                       DEBTOR:   DELSOFT CONSULTING, INC.

______________________                  __________________________

The undersigned Guarantor(s) of the Indebtedness at any time owing by Delsoft Consulting, Inc. to Emergent Financial Corp., hereby acknowledges and consents to the forgoing and affirms that nothing contained therein shall modify in any respect such guaranty.

Witness:

__________________________________           __________________________________

                                             Jerry Rosemeyer, Guarantor

__________________________________           __________________________________
                                             Jeffrey A. Rinde, Guarantor

__________________________________           __________________________________
                                             Benjamin J. Giacchino, Guarantor


Accepted and agreed to this _____ day of April, 1997.
                                                  Emergent Financial Corp.

__________________________________                _____________________________
Witness                                           Connie J. Warner

                                  EXHIBIT "A"

                      #1 AMENDMENT AND RESTATED SCHEDULE

          TO THE LOAN AND SECURITY AGREEMENT DATED FEBRUARY 18, 1997


     This Amended and Restated Schedule is a part of a Loan and Security Agreement, dated February 18, 1997, between Delsoft Consulting, Inc. and Emergent Financial Corp. and succeeds the Original Schedule dated February 18, 1997. The amended Schedule items covered under this Amended and Restated Schedule pertain to Items 1(A) and 19.

1.   Borrowing Capacity (SS 1.1(c))

          Borrowing Capacity at any time shall be the net amount determined by taking the lesser of the following amounts:

          (A)  $500,000.00

               or

          (B)  the amount equal to the sum of:

               (i)  86 % to the Receivable Borrowing Base:
                    ----

               (ii) n/a % of the Inventory Borrowing Base;
                    -----

     and subtracting from the lessor of (A) or (B) above, the sum of (a) banker's acceptances, plus (b) letters of guaranty, plus (c) standby letter of credit.

2.   Inventory Borrowing Base Percentages (SS 1.1(r))

          The following percentages of dollar value (calculated at the lower of actual cost or market value) are applicable to the following categories of Eligible Inventory:

          ( n/a )  finished goods, to the extent of 0 %;
                                                    ---

          ( n/a )  raw materials, to the extent of 0 %:
                                                   ---

          ( n/a )   work in process to the extent to 0 %,
                                                     ---

3.   Cash Discount (SS 1.1(g) & 10.3)

          Maximum Cash Discount to 2.00%, 10 days.

4.   Receivable--Age (SS 1.1(o)(i))

          90 days after ( x )   Invoice date
          --

                         ( ) due date (not to exceed __ days after invoice date) shown on the Invoice evidencing the applicable Receivable.

5.   Receivable Disqualification Percentage (SS 1.1(o) (vi))

     25 % or more.
     ----

6.   Permissible Foreign Account Debtors (SS 1.1(o)(vii))

     None

7.   Inventory Accounting (SS 1.1(r))

          ( n/a ) First-in, first-out (FIFO)

          ( n/a ) Last-in, first-out (LIFO)

          ( n/a ) Other as specified below

               Actual cost of identified items.

8.   Payment Account (SS 1.1 (t))

          There is ( X )    a Payment Account

          is not (   )

          Name and address of depository bank:

          NationsBank of Georgia, N.A.

9.   State of Incorporation (SS 4.2(b), 5.1)

     Debtor:                   Georgia

     Consolidated Subsidiary   None

10.  Location(s) of Inventory and Equipment (SS 5.4(c), 5.7, 5.8(a) & 11.1)

     Inventory Locations:

     Same as the address on the front page to the Loan and Security Agreement


     Equipment Locations (including names and addresses of owners or real property and mortgages):

     Same as the address on the front page to the Loan and Security Agreement

11. Permitted Encumbrances (SS 5.5(a), 5.5(c) & 11.3) None, other than current obligations.

12.  Business Records Location (SS 5.7(a), 5.7(c) & 11.1)

     Same as the address on the front page to the Loan and Security Agreement

13.  Trademarks and Patents (SS 5.17)

     Debtor:                            None

     Consolidated Subsidiary:           None

14.  Margin Stock: (SS 5.22)

     None

15.  Labor Contracts (SS 5.24)

     Debtor:                            None

     Consolidated Subsidiary:           None

16.  Authorized Shares (SS 5.27)

     No. of authorized common shares:        20,000,000

     Par Value of common shares:            $      1.00

     No. of issued and outstanding shares:_____________________

17.  Required Documents (SS 6.1, 6.4, 6.7, 9.2(b)

                                     Check if Required      Frequency Due
                                     -----------------      -------------
     Receivable Schedule (Aging)            ( X )        Monthly, for the end of
                                                         the month, due by the
                                                         10th of the following
                                                         month.

     Inventory Reports

     (a)  Value Reports                     ( X )        Upon Request

     (b)  Periodic Summary Reports          ( X )        Upon Request

     (c)  Dispute Report                         ( X )                  Upon Request

     Credits & Extension Reports                 ( X )                  Same as Receivable Aging

     Copies of billing documents relating to     ( X )                  At each billing cycle
     the Receivables

     List of names and addresses of Account      ( X )                  At closing and upon
     Debtors                                                            request

     Reconciliation report, in form              ( X )                  Monthly, for the end of
     satisfactory to Secured Party, showing                             the month, due by the
     all Receivables, collections, payments,                            10th of the following
     Credits, & Extensions since the                                    month.
     proceeding report

     Payable aging report, showing the amounts   ( X )                  Monthly, for the end of
     due and owing on all of Debtor's payable                           the month, due by the
     according to Debtor's records as of the                            10th of the following
     close of such periods as shall be                                  month.
     specified by Secured Party.

     Payroll tax returns                         ( X )                  Quarterly

     Payroll tax calculations and deposit        ( X )                  Monthly
     information

     Invoice and Credit registers                ( X )                  Daily or with each
                                                                       Advance Request


18.  Interest Rate (SS 8.2)

     Two and percent ( 2.00% ) plus the greater of (i)) the Prime Rate or (i)) Seven percent (7.00%)

19.  Fees and Due Dates (SS 8.3)

     Type                     Amount                             Due Date(s)
     ----                     ------                             -----------
     Monthly Service Fee      1.00% of the average daily         Due and payable on the first
                              balance of the outstanding         day of each month for the
                              loan balance, subject to a         preceding month.
                              $1,000.00 minimum per month.

     Facility Fee             1.00% ($3,000.00) of the           At closing and at the
                              Borrowing Capacity as defined      anniversary date of the Loan
                              in Schedule Item 1(A)              and Security Agreement, in the
                                                                 event of renewal.  Should any
                                                                 amended increases in the
                                                                 Borrowing capacity as defined
                                                                 in Schedule Item 1 (A) occur
                                                                 prior to the anniversary date,
                                                                 than a pro-rata portion of the
                                                                 1.00% fee will be assessed for
                                                                 the balance of the annual
                                                                 period.

     Overline Fee             0.50% per daily occurrence of      Due and payable on the first
                              the excess of indebtedness         days of each month for the
                              over the borrowing capacity        preceding month.
                              defined in Schedule Item 1(A).

     Overcollateral Fee       0.50% per daily occurrence of      Due and payable on the first
                              the excess of indebtedness         days of each month for the
                              over the borrowing capacity        preceding month.
                              defined in Schedule Item 1(A).

     Audit Fee                $400.00 per quarter plus out       Due on the first day of the
                              of pocket expenses.                month following the audit work.

20.  Uncollected Funds Adjustment (SS 8.6)

          ( )  __ calendar days; or

          (xx) Three (3) Business Days: or

          ( ) for each Item, the number of days estimated by Secured Party as necessary for collection of funds from the particular institution on which such Item is drawn.

21.  Additional Covenants (SS 10 & 1)

22.  Annual Financial Statements -- Timing (SS 10.1(a))

     - Within 90 days following the end of the fiscal year.


23.  Annual Financial Statements -- Form (SS 10.1(a))

          The following prepared by independent certified public accountants satisfactory to Secured Party

          (  )  a compilation

          (  )  a review

          ( X )  audited


24.  Interim Financial Statements (SS 10.1(b)

     - Within 20 days after the end of the month.


25.  Terms of Sale (SS 10.3)

     Due dates to no more than 30 calendar days from date of Invoice, except in regard to transactions specified below under "Datings."

     Datings: None


26.  Net Working Capital: Consolidated Tangible Net Worth (SS 10.13)

        Minimum net working capital                 $ 100,000.00

        Minimum consolidated tangible net worth:    $ 100,000.00


27.  Permitted Borrowing (SS 11.2)

     Debtor:                       None, other than Emergent Financial Corp.

     Consolidated Subsidiary:      None


28.  Permitted Investments and Advances (SS 11.9(d))

     Debtor:                       None

     Consolidated Subsidiary:      None

29.  Permitted Guaranties (SS 5.18, 11.10)

     Debtor: None, other than obligations relating to company automobiles.

     Consolidated Subsidiary: None


30.  Maximum Annual Lease Rentals (SS 11.11)

     Debtor:   Currant lease obligations at the time to this agreement plus any new lease obligations tied to permissible capital expenditures.


31.  Permitted Capital Expenditures (SS 11.12)

     Debtor:                       $100,000.00 annually.

     Consolidated Subsidiary:      None

32.  Maximum Aggregate Compensation (SS 11.13(a))

     Debtor:                       $ n/a.

     Consolidated Subsidiary:      $ n/a.

33.  Maximum Annual Compensation for Certain Individuals (SS 11.1 3(b))

                                        Name                       Amount
                                        ----                       ------
     Debtor:                     Jerry Rosemeyer                   $175,000.00
                                 Benjamin J. Giacchino             $175,000.00
                                 Jeffrey A. Rinde                  $175,000.00
     Consolidated Subsidiary:

34.  State (SS 1.1(ff))

     Georgia


35.  Initial Term and Renewal Term (SS 14.13)

          Initial Term: One (1) Year

          Renewal Term:  Annually


36. Percentage of Stock Ownership of Consolidated Subsidiaries (SS 5.25, SS 10.24))

     Consolidated Subsidiary  Debtor's Percentage of Ownership
     -----------------------  --------------------------------

     None                     None


37.  Prepayment Premium (SS 14.13)

     1.00% of the total credit facility.


38.  Other Provisions (SS 14.9)

     Borrower will pay all legal fees incurred by EFC relative to the close to this transaction.


39.  Bank or Financial Institution (SS 1.1(w))

     NationsBank of Georgia, N.A.

The undersigned have executed this Schedule on the ____ day of _______. 1997.


Lender: Emergent Financial Corp.        Borrower:  Delsoft Consulting, Inc.


By:______________________________       By:___________________________________
     Connie Warne, President                 Jerry Rosemeyer, President

Attest:__________________________       Attest:_______________________________
                                               Benjamin J. Giacchino, Secretary

     (Corporate Seal)                                  (Corporate Seal)

                                 AMENDMENT #2
                                      TO
LOAN AND SECURITY AGREEMENT AND RELATED FINANCING DOCUMENTS DATED FEBRUARY 18, 1997 BETWEEN EMERGENT FINANCIAL CORP. (HEREIN REFERRED TO AS "SECURED PARTY")
       AND DELSOFT CONSULTING, INC.  (HEREAFTER REFERRED TO AS "DEBTOR")

                              DATED: JULY 8, 1997


For and in consideration of the premises, the mutual agreements, warranties and representations herein made, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Debtor and Secured Party agree to as follows; that the Loan and Security Agreement, Shareholders Consent, Certificate of Board Resolutions and Incumbency, Disclosure Statement Regarding Interest and Other Charges, Demand Promissory Note executed February 18, 1997, and other related Transaction Documents as defined in that certain Loan and Security Agreement between Debtor and Secured Party dated February 18, 1997 and amended on April 22,1997 are further amended as follows:

1. As evidenced by the Loan and Security Agreement dated February 18, 1997 (as amended on April 22, 1997) between Debtor and Secured Party, the Schedule to the Loan and Security Agreement dated February 18, 1997 is further amended and restated in accordance to the "#2" Amended and Restated Schedule to the Loan and Security Agreement executed in conjunction with this amendment #2 dated this ___ day of July, 1997 and made a part of this document as Exhibit "A".

2. As evidenced by the Demand Promissory Note dated February 18,1997 (as amended on April 22, 1997) between Secured Party and Debtor, the principal sum of the Demand Promissory Note is amended from $500,000. to $750,000.

DEBTOR ACKNOWLEDGES THAT IT HAS READ THIS AMENDMENT DATED TO THE LOAN AND SECURITY AGREEMENT ALONG WITH THE AMENDED AND RESTATED SCHEDULE TO THE LOAN AND SECURITY AGREEMENT ATTACHED AS EXHIBIT "A" HERETO AND IS AWARE OF ALL OF THE TERMS THEREOF, THAT THEY MERELY CONSTITUTE AN OFFER BY DEBTOR TO SECURED PARTY UNTIL OR UNLESS ACCEPTED BY SECURED PARTY IN WRITING AT ITS PRINCIPAL PLACE OF BUSINESS.

ACCEPTED THIS 8th DAY OF JULY, 1997


ATTEST:                       DEBTOR:             DELSOFT CONSULTING, INC.

______________________                            ___________________________

The undersigned Guarantor(s) of the Indebtedness at any time owing by Delsoft Consulting, Inc. to Emergent Financial Corp., hereby acknowledges and consents to the forgoing and affirms that nothing contained therein shall modify in any respect such guaranty.

Witness:


______________________                        _________________________________
                                              Jerry Rosemeyer, Guarantor
______________________                        _________________________________
                                              Jeffrey A. Rinde, Guarantor
______________________                        _________________________________
                                              Benjamin J. Giacchino, Guarantor


Accepted and agreed to this 8th day of July, 1997.


                                                Emergent Financial Corp.
______________________                          -------------------------------
Witness                                         Ron Warnock, Vice President

                                  EXHIBIT "A"

                        #1 AMENDED AND RESTATED SCHEDULE

           TO THE LOAN AND SECURITY AGREEMENT DATED FEBRUARY 18, 1997


     This Amended and Restated Schedule is a part of a Loan and Security Agreement, dated February 18, 1997, between Delsoft Consulting, Inc. and Emergent Financial Corp. and succeeds the Original Schedule dated February 18, 1997. The amended Schedule items covered under this Amended and Restated Schedule pertain to Items 1(A), 10, 12, 38.

1.   Borrowing Capacity (SS 1.1(c))

          Borrowing Capacity at any time shall be the net amount determined by taking the lesser of the following amounts:

          (A)  $750,000.00

               or

          (B)  the amount equal to the sum of:

               (i) 85.00 % of the Receivable Borrowing Base:
                   -------

               and

               (ii) the lessor of -0- or the amount of the Inventory Borrowing
                    Base;

2.  Inventory Borrowing Base Percentages (SS 1.1(r))

          The following percentages of dollar value (calculated at the lower of actual cost or market value) are applicable to the following categories of Eligible Inventory:

          ( n/a )  finished goods, to the extent of ___;

          ( n/a )  raw materials, to the extent of ___.

          ( n/a )   work in process to the extent to ____

3.  Cash Discount (SS 1.1(g) & 10.3)

          Maximum Cash Discount to 2.00%, 10 days.

4.  Receivable--Age (SS 1.1(o)(i))

          90 days after ( XX )   Invoice date
          --

                     ( ) due date (not to exceed __ days after invoice date)
                         shown on the Invoice evidencing the applicable Receivable.

5.  Receivable Disqualification Percentage (SS 1.1(o) (vi))

          25 % or more.
          ----

6.  Permissible Foreign Account Debtors (SS 1.1(o)(vii))

          None

7.  Inventory Accounting (SS 1.1(r))

          ( n/a ) First-in, first-out (FIFO)

          ( n/a ) Last-in, first-out (LIFO)

          ( n/a ) Other as specified below

8.  Payment Account (SS 1.1 (t))

          There is ( X )    a Payment Account

          is not (   )

          Name and address of depository bank:

               NationsBank of Georgia, N.A.

9.  State of Incorporation (SS 4.2(b), 5.1)

    Debtor:                      Georgia

    Consolidated Subsidiary        None

10.  Location(s) of Inventory and Equipment (SS 5.4(c), 5.7, 5.8(a) & 11.1)

     Inventory Locations:  106 Bombay Lane, Roswell, Georgia 30076

     Equipment Locations (including names and addresses of owners or real property and mortgages):

          106 Bombay Lane, Roswell, Georgia 30076

11.  Permitted Encumbrances (SS 5.5(a), 5.5(c) & 11.3)

          None, other than current obligations

12.  Business Records Location (SS 5.7(a), 5.7(c) & 11.1)

          106 Bombay Lane, Roswell, Georgia 30076

13.  Trademarks and Patents (SS 5.17)

     Debtor:                                    None

     Consolidated Subsidiary:                   None

14.  Margin Stock: (SS 5.22)

     None

15.  Labor Contracts (SS 5.24)

     Debtor:                                    None

     Consolidated Subsidiary:                   None

16.  Authorized Shares (SS 5.27)

     No. of authorized common shares:           20,000,000

     Par Value of common shares:               $1.00

     No. of issued and outstanding shares:_______________________


17.  Required Documents (SS 6.1, 6.4, 6.7, 9.2(b)

                                                   Check if Required          Frequency Due
                                                   -----------------          --------------------
     Receivable Schedule (Aging)                        ( X )                 Monthly, for the end of
                                                                              the month, due by the
                                                                              10th of the following
                                                                              month.
     Inventory Reports

     (a)  Value Reports                                 ( X )           Upon Request

     (b)  Periodic Summary Reports                      ( X )           Upon Request

     (c)  Dispute Report                                ( X )           Upon Request

     Credits & Extension Reports                        ( X )           Upon Occurrence

     Copies of billing documents relating to          ( X )             At each billing cycle
     the Receivables

     List of names and addresses of Account           ( X )             At closing and upon
     Debtors                                                            request

     Reconciliation report, in form                   ( X )             Same and Receivable Aging
     satisfactory to Secured Party, showing
     all Receivables, collections, payments,
     Credits, & Extensions since the
     proceeding report

     Payable aging report, showing the amounts        ( X )             Monthly, for the end of
     due and owing on all of Debtor's                                   the month, due by the
     payables according to Debtor's records                             10th of the following
     as of the close of such periods as shall                           month.
     be specified by Secured Party.
     Other as indicated below:

     Payroll tax returns                              ( X )             On filing due date

     Payroll tax calculations and deposit             ( X )             On filing due date
     information

     Invoice and Credit registers                     ( X )             Daily or with each
                                                                        Advance Request

18.  Interest Rate (SS 8.2)

     (a) Two percent ( 2.00% ) plus the greater of (i) the Prime Rate or (ii) Seven percent (7.00%)

19.  Fees and Due Dates (SS 8.3)

Type                                 Amount                         Due Date(s)
----                                 -------                        -----------
Monthly Service Fee        1.00% of the average daily      Due and payable on the first
                           balance of the outstanding      day of each month for the
                           loan balance, subject to a      preceding month.
                           $1,000.00 minimum per month.

Facility Fee               1.00% ($3,000.00) of the        At the anniversary date of
                           Borrowing Capacity as defined   closing of the Loan and
                           in Schedule Item 1(A)           Security Agreement, in the
                                                           event of renewal.  Should any

                                                            amended increases in the
                                                            Borrowing Capacity as defined
                                                            in Schedule Item 1 (A) occur
                                                            prior to the anniversary date,
                                                            than a pro-rated portion of
                                                            the 1.00% fee will be assessed
                                                            for the balance of the annual
                                                            period.
     Audit Fee             $400.00 per day plus expenses,   Due on the first day of the
                           plus out of pocket expenses.     month following the audit work.
     Overline Fee          0.50% per daily occurrence of    Due and payable on the first
                           the excess of indebtedness of    day of each month for the
                           Debtor over and above the        preceding month.
                           Borrowing Capacity defined in
                           Schedule Item 1(A).
     Overcollateral Fee    0.50% per daily occurrence of    Due and payable on the first
                           the excess of indebtedness of    day of each month for the
                           Debtor over the borrowing        preceding month.
                           capacity defined in Schedule
                           Item 1(A).

20.  Uncollected Funds Adjustment (SS 8.6)



          ( )     ____________ calendar days; or

          (xx)    Three (3) Business Days: or

          (  )    for each Item, the number of days estimated by Secured Party as necessary for collection of funds from the particular institution on which such Item is drawn.

21.  Additional Covenants (SS 10 & 1)


22.  Annual Financial Statements -- Timing (SS 10.1(a))

     - Within 90 days following the end of the fiscal year.


23.  Annual Financial Statements -- Form (SS 10.1(a))

          The following prepared by independent certified public accountants satisfactory to Secured Party

          (  )  a compilation

          (  )  a review

          ( X )  audited


24.  Interim Financial Statements (SS 10.1(b)

     - Within 20 days after the end of the month.


25.  Terms of Sale (SS 10.3)

     Due dates to no more than 30 calendar days from date of Invoice, except in regard to transactions specified below under "Datings."

     Datings: None


26.  Net Working Capital: Consolidated Tangible Net Worth (SS 10.13)

          Minimum net working capital                 $ 100,000.00

          Minimum consolidated tangible net worth:    $ 100,000.00


27.  Permitted Borrowing (SS 11.2)

     Debtor:                    None, other than Emergent Financial Corp.

     Consolidated Subsidiary:   None


28.  Permitted Investments and Advances (SS 11.9(d))

     Debtor:                    None

     Consolidated Subsidiary:   None

29.  Permitted Guaranties (SS 5.18, 11.10)

     Debtor:                  None, other than obligations relating to company
     automobiles.

     Consolidated Subsidiary: None


30.  Maximum Annual Lease Rentals (SS 11.11)

     Debtor: Currant lease obligations at the time to this agreement plus any new lease obligations tied to permissible capital expenditures.

     Consolidated Subsidiary:    N/A


31.  Permitted Capital Expenditures (SS 11.12)

     Debtor:                    $100,000.00 annually.

     Consolidated Subsidiary:   N/A

32.  Maximum Aggregate Compensation (SS 11.13(a))

     Debtor:                    $ n/a.

     Consolidated Subsidiary:   $ n/a.


33.  Maximum Annual Compensation for Certain Individuals (SS 11.1 3(b))

                                   Name                     Amount
                                   ----                     ------
     Debtor:                  Jerry Rosemeyer               $175,000.00

                              Benjamin J. Giacchino         $175,000.00

                              Jeffrey A. Rinde              $175,000.00

     Consolidated Subsidiary:

34.  State (SS 1.1(ff))                        Georgia


35.  Initial Term and Renewal Term (SS 14.13)

          Initial Term: One  (1) Year

          Renewal Term:  Annually


36. Percentage of Stock Ownership of Consolidated Subsidiaries (SS 5.25, SS 10.24))

     Consolidated Subsidiary    Debtor's Percentage of Ownership
     -----------------------    --------------------------------

     _______________________    ________________________________


37.  Prepayment Premium (SS 14.13)

     1.00% of the total credit facility.


38.  Other Provisions (SS 14.9)

     (SS 1.1.1 (cc)) Secured Party is defined as and notices will be sent to:

     Emergent Financial Corp.

     7 Laurens Street, Suite 601

     Greenville, S.C.  29601


39.  Bank or Financial Institution (SS 1.1(w))

     NationsBank of Georgia, N.A.

The undersigned have executed this Schedule on the ____ day of _______, 1997.


Lender: Emergent Financial Corp.        Borrower:  Delsoft Consulting, Inc.


By:_____________________________        By:____________________________
     Ron Warnock, Vice President           Jerry Rosemeyer, President

Attest:__________________________       Attest:________________________
                                                Benjamin J. Giacchino, Secretary

         (Corporate Seal)                           (Corporate Seal)

                                  AMENDMENT #3
                                       TO
 LOAN AND SECURITY AGREEMENT AND RELATED FINANCING DOCUMENTS DATED FEBRUARY 18, 1997 BETWEEN EMERGENT FINANCIAL CORP. (HEREIN REFERRED TO AS "SECURED PARTY")
       AND DELSOFT CONSULTING, INC.  (HEREAFTER REFERRED TO AS "DEBTOR")

                             DATED: August 29, 1997


For and in consideration of the premises, the mutual agreements, warranties and representations herein made, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Debtor and Secured Party agree to as follows; that the Loan and Security Agreement, Shareholders Consent, Certificate of Board Resolutions and Incumbency, Disclosure Statement Regarding Interest and Other Charges, Demand Promissory Note executed February 18, 1997, and other related Transaction Documents as defined in that certain Loan and Security Agreement between Debtor and Secured Party dated February 18, 1997 and amended on April 22,1997 and July 8, 1997, are further amended as follows:

1. As evidenced by the Loan and Security Agreement dated February 18, 1997 (as amended on April 22, 1997 and July 8, 1997) between Debtor and Secured Party, the Schedule to the Loan and Security Agreement dated February 18, 1997, is further amended and restated in accordance to the "#3" Amended and Restated Schedule to the Loan and Security Agreement executed in conjunction with this Amendment #3 and made a part of this document as Exhibit "A".

2. As evidenced by the Demand Promissory Note dated February 18, 1997 (as amended on April 22, 1997 and July 8, 1997), between Debtor and Secured Party, the Principal sum of the Demand Promissory Note is amended from $750,000. to $1,000,000.

DEBTOR ACKNOWLEDGES THAT IT HAS READ THIS AMENDMENT TO THE LOAN AND SECURITY AGREEMENT ALONG WITH THE AMENDED AND RESTATED SCHEDULE #3 ATTACHED HERETO AS EXHIBIT "A", AND IS AWARE OF ALL OF THE TERMS THEREOF, THAT THEY MERELY CONSTITUTE AN OFFER BY DEBTOR TO SECURED PARTY UNTIL OR UNLESS ACCEPTED BY SECURED PARTY IN WRITING AT ITS PRINCIPAL PLACE OF BUSINESS.

ACCEPTED THIS 29th DAY OF AUGUST, 1997


ATTEST:                  DEBTOR:   DELSOFT CONSULTING, INC.


_____________________              _______________________________


The undersigned Guarantor(s) of the Indebtedness at any time owing by Delsoft Consulting, Inc. to Emergent Financial Corp., hereby acknowledges and consents to the forgoing and affirms that nothing contained therein shall modify in any respect such guaranty.

Witness:



_____________________           __________________________________
                                Jerry Rosemeyer, Guarantor

_____________________           __________________________________
                                Jeffrey A. Rinde, Guarantor

_____________________           __________________________________
                                Benjamin J. Giacchino, Guarantor


Accepted and agreed to this 29th day of August, 1997.

                                    Emergent Financial Corp.

_____________________               ______________________________
Witness                             Ron Warnock, Vice President

                                  EXHIBIT "A"

                       #3 AMENDED AND RESTATED SCHEDULE

          TO THE LOAN AND SECURITY AGREEMENT DATED FEBRUARY 18, 1997


     This Amended and Restated Schedule is a part of a Loan and Security Agreement, dated February 18, 1997, between Delsoft Consulting, Inc. and Emergent Financial Corp. and succeeds the Original Schedule dated February 18, 1997, as amended. The amended Schedule items covered under this Amended and Restated Schedule pertain to Items 1(A), 10, 12, 38.

1.   Borrowing Capacity (SS 1.1(c))

          Borrowing Capacity at any time shall be the net amount determined by taking the lesser of the following amounts:

          (A)  $1,000,000.00

               or

          (B)  the amount equal to the sum of:

               (i) 85.00 % of the Receivable Borrowing Base:
                   -------

          and

               (ii) the lessor of -0- or the amount of the Inventory Borrowing Base;

2.   Inventory Borrowing Base Percentages (SS 1.1(r))

          The following percentages of dollar value (calculated at the lower of actual cost or market value) are applicable to the following categories of Eligible Inventory:

          ( n/a )  finished goods, to the extent of ___;

          ( n/a )  raw materials, to the extent of ___.

          ( n/a )   work in process to the extent to ____

3.   Cash Discount (SS 1.1(g) & 10.3)

          Maximum Cash Discount to 2.00%, 10 days.

4.   Receivable--Age (SS 1.1(o)(i))

          90 days after ( XX )   Invoice date
          --

                         ( ) due date (not to exceed __ days after invoice date) shown on the Invoice evidencing the applicable Receivable.

5.   Receivable Disqualification Percentage (SS 1.1(o) (vi))

          25 % or more.
          ----

6.   Permissible Foreign Account Debtors (SS 1.1(o)(vii))

          None

7.   Inventory Accounting (SS 1.1(r))

          ( n/a ) First-in, first-out (FIFO)

          ( n/a ) Last-in, first-out (LIFO)

          ( n/a ) Other as specified below

8.   Payment Account (SS 1.1 (t))

          There is ( X )    a Payment Account

          is not (   )

          Name and address of depository bank:

               NationsBank, N.A.

9.   State of Incorporation (SS 4.2(b), 5.1)

     Debtor:                   Georgia

     Consolidated Subsidiary   None

10.  Location(s) of Inventory and Equipment (SS 5.4(c), 5.7, 5.8(a) & 11.1)

     Inventory Locations:  106 Bombay Lane, Roswell, Georgia 30076

     Equipment Locations (including names and addresses of owners or real property and mortgages):

          106 Bombay Lane, Roswell, Georgia 30076

11.  Permitted Encumbrances (SS 5.5(a), 5.5(c) & 11.3)

          None, other than current obligations

12.  Business Records Location (SS 5.7(a), 5.7(c) & 11.1)

          106 Bombay Lane, Roswell, Georgia 30076

13.  Trademarks and Patents (SS 5.17)

     Debtor:                                    None

     Consolidated Subsidiary:                   None

14.  Margin Stock: (SS 5.22)

     None
15.                                             Labor Contracts (SS 5.24)
     Debtor:                                    None

     Consolidated Subsidiary:                   None

16.  Authorized Shares (SS 5.27)

          No. of authorized common shares:           20,000,000

          Par Value of common shares:                $1.00

          No. of issued and outstanding shares:      ____________________

17.  Required Documents (SS 6.1, 6.4, 6.7, 9.2(b)

                                                 Check if Required          Frequency Due
                                                 ---------------------      --------------------------
Receivable Schedule (Aging)                      ( X )                      Monthly, for the end of
                                                                            the month, due by the
                                                                            10th of the following
                                                                            month.

     Inventory Reports
     (a)  Value Reports                          ( X )                      Upon Request

     (b)  Periodic Summary Reports               ( X )                      Upon Request

     (c)  Dispute Report                         ( X )                      Upon Request

     Credits & Extension Reports                 ( X )                      Upon Occurrence

     Copies of shipping documents relating to    ( X )                  At each billing cycle
     the Receivables

     List of names and addresses of Account      ( X )                  Upon request
      Debtors

     Reconciliation report, in form              ( X )                  Same and Receivable Aging
     satisfactory to Secured Party, showing
     all Receivables, collections, payments,
     Credits, & Extensions since the
     proceeding report

     Payable aging report, showing the amounts   ( X )                  Monthly, for the end of
     due and owing on all of Debtor's                                   the month, due by the
     payables according to Debtor's records                             10th of the following
     as of the close of such periods as shall                           month.
     be specified by Secured Party.

     Other as  indicated below:

     Payroll tax returns                         ( X )                  On filing due date

     Payroll tax calculations and deposit        ( X )                  On filing due date
      information

     Invoice and Credit registers                ( X )                  Daily or with each
                                                                        Advance Request

18.  Interest Rate (SS 8.2)

     (a) Two percent ( 2.00% ) plus the greater of (i) the Prime Rate or (ii) Seven percent (7.00%)

19.  Fees and Due Dates (SS 8.3)


Type                            Amount                         Due Date(s)
----                            ------                         ----------
     Monthly Service Fee        1.00% of the average daily     Due and payable on the first
                                balance of the outstanding     day of each month for the
                                loan balance, subject to a     preceding month.
                                $1,000.00 minimum per month.

     Facility Fee               1.00% of the Borrowing         At the anniversary date of
                                Capacity as defined in         closing of the Loan and
                                Schedule Item 1(A)             Security Agreement, in the
                                                               event of renewal.  Should any

                                                                 amended increases in the
                                                                 Borrowing Capacity as defined
                                                                 in Schedule Item 1 (A) occur
                                                                 prior to the anniversary date,
                                                                 than a pro-rated portion of
                                                                 the 1.00% fee will be assessed
                                                                 for the balance of the annual
                                                                 period.

     Audit Fee                  $400.00 per day plus expenses,   Due on the first day of the
                                plus out of pocket expenses.     month following the audit work.

     Overline Fee               0.50% per daily occurrence of    Due and payable on the first
                                the excess of indebtedness of    day of each month for the
                                Debtor over and above the        preceding month.
                                Borrowing Capacity defined in
                                Schedule Item 1(A).

     Overcollateral Fee         0.50% per daily occurrence of    Due and payable on the first
                                the excess of indebtedness of    day of each month for the
                                Debtor over the borrowing        preceding month.
                                capacity defined in Schedule
                                Item 1(A).


20.  Uncollected Funds Adjustment (SS 8.6)

          ()     ____________ calendar days; or

          (xx)   Three (3) Business Days: or

          (  )   for each Item, the number of days estimated by Secured Party as necessary for collection of funds from the particular institution on which such Item is drawn.

21.  Additional Covenants (SS 10 & 1)


22.  Annual Financial Statements -- Timing (SS 10.1(a))

     - Within 90 days following the end of the fiscal year.


23.  Annual Financial Statements -- Form (SS 10.1(a))

          The following prepared by independent certified public accountants satisfactory to Secured Party

          (  )  a compilation

          (  )  a review

          ( X )  audited


24.  Interim Financial Statements (SS 10.1(b)

     - Within 20 days after the end of the month.


25.  Terms of Sale (SS 10.3)

     Due dates to no more than 30 calendar days from date of Invoice, except in regard to transactions specified below under "Datings."

     Datings: None


26.  Net Working Capital: Consolidated Tangible Net Worth (SS 10.13)

          Minimum net working capital                 $ 100,000.00

          Minimum consolidated tangible net worth:    $ 100,000.00


27.  Permitted Borrowings (SS 11.2)

     Debtor:                   None, other than that of Emergent Financial Corp.

     Consolidated Subsidiary:  None


28.  Permitted Investments and Advances (SS 11.9(d))

     Debtor:                   None

     Consolidated Subsidiary:  None

29.  Permitted Guaranties (SS 5.18, 11.10)

     Debtor:                    None, other than obligations relating to company
     automobiles.

     Consolidated Subsidiary:   None


30.  Maximum Annual Lease Rentals (SS 11.11)

     Debtor: Current lease obligations at the time of this Agreement plus any new lease obligations tied to permissible capital expenditures.

     Consolidated Subsidiary:    N/A


31.  Permitted Capital Expenditures (SS 11.12)

     Debtor:                    $100,000.00 annually.

     Consolidated Subsidiary:   N/A


32.  Maximum Aggregate Compensation (SS 11.13(a))
     Debtor:                    $ n/a.

     Consolidated Subsidiary:   $ n/a.


33.  Maximum Annual Compensation for Certain Individuals (SS 11.1 3(b))

                                 Name                         Amount
                                 ----                         ------

     Debtor:                  Jerry Rosemeyer                 $175,000.00

                              Benjamin J. Giacchino           $175,000.00

                              Jeffrey A. Rinde                $175,000.00

     Consolidated Subsidiary:

34.  State (SS 1.1(ff))         Georgia


35.  Initial Term and Renewal Term (SS 14.13)

     Initial Term:     One  (1) Year

     Renewal Term:     Annually


36. Percentage of Stock Ownership of Consolidated Subsidiaries (SS 5.25, SS 10.24))

     Consolidated Subsidiary    Debtor's Percentage of Ownership
     -----------------------    --------------------------------

     _______________________    ________________________________


37.  Prepayment Premium (SS 14.13)

     1.00% of the total credit facility.


38.  Other Provisions (SS 14.9)

     (SS 1.1.1 (cc)) Secured Party is defined as and notices will be sent to:

     Emergent Financial Corp.

     7 Laurens Street, Suite 601

     Greenville, S.C.  29601


39.  Bank or Financial Institution (SS 1.1(w))

     NationsBank of Georgia, N.A.

     The undersigned have executed this Schedule on the 29th day of August, 1997.


Lender: Emergent Financial Corp.       Borrower:  Delsoft Consulting, Inc.


By:_____________________________       By:___________________________________
     Ron Warnock, Vice President              Jerry Rosemeyer, President


Attest:_________________________      Attest:________________________________
                                              Benjamin J. Giacchino, Secretary

     (Corporate Seal)                                 (Corporate Seal)